SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         April 22, 1997


                 Northern States Power Company
    (Exact name of registrant as specified in its charter)


                        Minnesota
        (State or other jurisdiction of incorporation)


                1-3034                                   41-0448030
(Commission File Number)                     (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            612-330-5500



(Former name or former address, if changed since last report)




Item 5.   Other Events

On April 22, 1997, NRG Energy, Inc. (NRG) (a wholly owned subsidiary of Northern States Power Company, a Minnesota corporation), CMS Energy Corporation and Horizon Energy Australia Investments announced their consortium as the successful bidder in the purchase of the Australian State of Victoria's Loy Yang A power plant for $3.67 billion. The Loy Yang A power plant is Victoria's largest and Australia's lowest-cost electric generating facility. NRG will own a 25% interest in the plant. Other details are contained in the news release attached hereto as Exhibit 99.01.

Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit
  No.          Description

 99.01         April 22, 1997 News Release from NRG




                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Northern States Power Company
                                      (a Minnesota Corporation)



                                      By   /s/
                                           E J McIntyre
                                           Vice President and Chief
                                             Financial Officer




Dated: April 22, 1997



                         EXHIBIT INDEX


Method of            Exhibit
 Filing                No.            Description

 DT                   99.01           April 22, 1997 News Release
                                      from NRG


DT = Filed electronically with this direct transmission.